EXHIBIT 99.1






       CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, (the "Report") by Elution Technologies, Inc., (formerly Nostalgia Motorcars, Inc.), each of the undersigned hereby certifies that:

1.   The Report  complies in all  material  respects  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.


Dated:  October 10, 2002

                                       /s/ Thomas Kreitzer
                                       --------------------------------------
                                       Name:  Thomas Kreitzer
                                       Title: Interim Chief Executive Officer



                                       /s/ Thomas Kreitzer
                                       --------------------------------------
                                       Name:  Thomas Kreitzer
                                       Title: Principal Accounting Officer





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